PRE 14A

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Filed by a Party other than the [_]

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Check the appropriate box:

[X]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Investment Funds V, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total Fee Paid:

[_]       Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BNY MELLON LARGE CAP EQUITY FUND

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.bnymellonim.com/us

August 23, 2023

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of BNY Mellon Large Cap Equity Fund (the "Fund"), a series of BNY Mellon Investment Funds V, Inc. (the "Company"). As a shareholder of the Fund, you are being asked to approve (i) a sub-investment advisory agreement (the "Sub-Advisory Agreement") between the Fund's investment adviser, BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), on behalf of the Fund, and Newton Investment Management North America, LLC ("NIMNA"), and (ii) the implementation of a "manager of managers" investment approach whereby BNYM Adviser, subject to certain conditions, would be able to hire and replace sub-investment advisers to the Fund without obtaining shareholder approval.

The engagement of NIMNA, an affiliate of BNYM Adviser, as the Fund's sub-investment adviser to manage the Fund's assets pursuant to the Sub-Advisory Agreement, is being proposed in connection with the proposed implementation of changes to the Fund's investment strategy, process and approach as described in the enclosed proxy statement. There will be no increase in the management fee payable by the Fund to BNYM Adviser in connection with the implementation of the Sub-Advisory Agreement and the sub-advisory fee payable to NIMNA will be payable by BNYM Adviser and not the Fund.

With respect to the implementation of a "manager of managers" arrangement for the Fund, BNYM Adviser has obtained an exemptive order and related no-action relief (together, the "SEC Relief") from the Securities and Exchange Commission, upon which the Fund may rely, which allows BNYM Adviser, subject to certain conditions, to hire and replace affiliated and unaffiliated sub-investment advisers, without obtaining shareholder approval. However, shareholder approval of the proposed manager of managers arrangement is required before the Fund can rely on the SEC Relief because BNYM Adviser obtained the SEC Relief after the Fund commenced operations. The Fund has no current intention of proposing additional sub-investment advisers, but is seeking the flexibility to do so in the future, without the need to obtain shareholder approval.

After careful review, the Board of Directors (the "Board") of the Company at an in-person meeting, including a majority of the Board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund, unanimously approved each proposal, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve each proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us. If you have any questions before you vote, please call 1-800-373-9387. Thank you for your response and for your continued investment with the Fund.

Sincerely,

David DiPetrillo

President
BNY Mellon Investment Funds V, Inc.

BNY MELLON INVESTMENT FUNDS V, INC.

BNY Mellon Large Cap Equity Fund

______________________________________________

Notice of Special Meeting of Shareholders

To Be Held on October 12, 2023

______________________________________________

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of BNY Mellon Large Cap Equity Fund (the "Fund"), a series of BNY Mellon Investment Funds V, Inc., will be held over the Internet in a virtual meeting format only on Thursday, October 12, 2023 at 11:30 a.m., Eastern Time, for the following purposes:

1.	To approve a Sub-Investment Advisory Agreement between the Fund's investment adviser, BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Newton Investment Management North America, LLC.
2.	To approve the implementation of a "manager of managers" arrangement whereby BNY Mellon Investment Adviser, Inc., subject to certain conditions, would be able to hire and replace sub-investment advisers to the Fund without obtaining shareholder approval.
3.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record as of the close of business on August 23, 2023 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by completing the on-line registration form available at https://www.viewproxy.com/bnymellon/broadridgevsm. Please include your full name, your control number found on your enclosed proxy card and your email address. The Meeting will begin promptly at 11:30 a.m., Eastern Time, on Thursday, October 12, 2023. If you hold your shares through an intermediary, such as a bank or broker, you must first obtain a "legal proxy" from your intermediary with whom you hold your shares with, who will provide you with a newly-issued control number. The process for obtaining a legal proxy may take several days to complete, so please check with your intermediary. To register you will need to complete the on-line registration form available at https://www.viewproxy.com/bnymellon/broadridgevsm. Please include your full name, your newly issued control number and your email address. Requests for registration should be received no later than Wednesday, October 4, 2023. You will receive a confirmation email from broadridgevm@viewproxy.com upon completion of your registration and control number. You may vote before or during the Meeting using your control number at https://www.proxyvote.com.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Directors

James Bitetto
Secretary

New York, New York

August 23, 2023

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON LARGE CAP EQUITY FUND

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Thursday, October 12, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Investment Funds V, Inc. (the "Company"), on behalf of BNY Mellon Large Cap Equity Fund (the "Fund"), a series of the Company, to be used at a Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Thursday, October 12, 2023 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record as of the close of business on August 23, 2023 are entitled to receive notice of and to vote at the Meeting. Shareholders will not be able to attend the Meeting in person, but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the proposals. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the proposal. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by mailing a duly executed proxy bearing a later date, by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

It is estimated that proxy materials will be mailed to shareholders of record on or about September 6, 2023. Please note that only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of the Fund's most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.im.bnymellon.com or calling toll-free 1-800-373-9387.

Important Notice Regarding Internet
Availability of Proxy Materials

This Proxy Statement and copies of THE Fund's most recent annual report to shareholders AND SEMI-ANNUAL REPORT to shareholders ARE available at HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP

PROPOSAL 1
APPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT

Introduction

Currently, the Fund's portfolio manager is a dual employee of the Fund's investment adviser, BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), and BNY Mellon Wealth Management ("BNYM WM"), an affiliate of BNYM Adviser, and manages the Fund as an employee of BNYM Adviser. The current portfolio manager of the Fund has assumed a new role at BNYM WM and, in the future, will no longer serve as a portfolio manager of the Fund. In response, Fund management proposes to leverage the investment capabilities of Newton Investment Management North America, LLC ("NIMNA"), an affiliate of BNYM Adviser, by transitioning the day-to-day management of the Fund to NIMNA and appointing new portfolio managers who are employees of NIMNA. Accordingly, BNYM Adviser recommended and the Board, including a majority of the Board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Board Members"), approved a sub-investment advisory agreement (the "Sub-Advisory Agreement") between BNYM Adviser, with respect to the Fund, and NIMNA. Under the 1940 Act, the Sub-Advisory Agreement requires approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund before it can go into effect. Therefore, the Board has called the Meeting to seek shareholder approval of the Sub-Advisory Agreement.

There will be no increase in the management fee payable by the Fund to BNYM Adviser in connection with the implementation of the Sub-Advisory Agreement and the sub-advisory fee payable to NIMNA will be payable by BNYM Adviser and not the Fund. The Fund's investment objective, which is to seek to provide long-term capital appreciation, will not change in connection with the implementation of the Sub-Advisory Agreement. However, in connection with the proposed engagement of NIMNA as sub-investment adviser and the appointment of new portfolio managers for the Fund, the Fund's investment strategy, process and approach would be modified, as described below, to align with those used by NIMNA and the proposed new portfolio managers for the Fund. Management of BNYM Adviser has represented to the Board that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the Sub-Advisory Agreement. If approved by shareholders at the Meeting, the Sub-Advisory Agreement and modifications to the Fund's investment strategy, process and approach will go into effect on or about October 23, 2023.

If shareholders of the Fund do not approve the Sub-Advisory Agreement for the Fund, the proposed modifications to the Fund's investment strategy, process and approach would not be implemented and the Board would take such actions as it deems to be in the best interests of the Fund, which may include making other portfolio management arrangements for the Fund.

Information About BNYM Adviser, NIMNA and the Proposed Modifications to the Fund's Investment Strategy, Process and Approach

BNYM Adviser

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as investment adviser to the Fund, subject to the supervision of the Board. Founded in 1947, BNYM Adviser manages approximately $323 billion in 106 mutual fund portfolios as of June 30, 2022. BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $46.6 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

BNYM Adviser provides management services to the Fund pursuant to a management agreement between the Company, on behalf of the Fund, and BNYM Adviser, dated April 24, 1994, revised March 18, 2008 to include the Fund, and amended as of June 3, 2019 (the "Management Agreement"). Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, BNYM Adviser provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect. In addition, BNYM Adviser is responsible for the provision of administrative services to the Fund pursuant to the Management Agreement, including: (i) data processing, clerical, accounting and bookkeeping services; (ii) internal auditing, legal and compliance services, internal executive and administrative services, and stationary and office supplies; (iii) preparing reports to the Fund's shareholders, tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities; (iv) calculation of the net asset value of the Fund's shares; and (v) general assistance in all aspects of the Fund's operations. The Management Agreement permits BNYM Adviser to enter into sub-investment advisory agreements with one or more sub-advisers.

The Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on not more than 60 days' notice, by the Board or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or, on not less than 90 days' notice, by BNYM Adviser. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Management Agreement was last approved by the Board for a one-year continuance at a meeting held on March 15, 2023, and by the Fund's sole shareholder in connection with the Fund's commencement of operations. A discussion regarding the basis for the Board's approval of the continuance of the Management Agreement is available in the Fund's semi-annual report for the six-month period ended June 30, 2023. The Fund has agreed to pay BNYM Adviser a management fee at an annual rate of 0.70% of the value of the Fund's average daily net assets. For the Fund's fiscal year ended December 31, 2022, the Fund paid BNYM Adviser $5,017,218 pursuant to the Management Agreement. BNYM Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.75%. On or after May 1, 2024, BNYM Adviser may terminate this expense limitation agreement at any time.

NIMNA

Newton Investment Management North America, LLC, an affiliate of BNYM Adviser, has been approved by the Board, subject to shareholder approval, to serve as the sub-investment adviser for the Fund. NIMNA is an indirect, wholly-owned subsidiary of BNY Mellon, registered in the United States with the SEC as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. Founded in 2021, NIMNA is part of the group of affiliated companies that individually or collectively provide investment advisory services under the brand "Newton" or "Newton Investment Management". Such brand currently includes NIMNA and Newton Investment Management Limited ("Newton Limited"). NIMNA and Newton Limited currently serve as sub-adviser to many equity funds advised by BNYM Adviser. NIMNA and Newton Limited have entered into a delegation arrangement (the "Delegation Arrangement") with respect to such funds, which allows the entity named as the specific fund's sub-adviser to use the investment advisory personnel, resources and capabilities (the "Investment Delegation Services") available at the other entity in providing the day-to-day management of the fund's investments. The Board approved the Delegation Arrangement for the Fund, which would allow NIMNA to use the Investment Delegation Services of Newton Limited for the Fund, if the Sub-Advisory Agreement is approved by shareholders. Newton Limited would be subject to the supervision of NIMNA and BNYM Adviser. Newton Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and is registered as an investment adviser with the SEC. Newton Limited, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and became a subsidiary of BNY Mellon on July 23, 1998. As of June 30, 2023, Newton Investment Management managed approximately $110.5 billion in discretionary separate accounts and other investment accounts, of which NIMNA managed approximately $60.8 billion.

NIMNA currently serves as investment adviser or sub-adviser to the following registered investment companies which have a similar investment objective and similar investment management policies as the Fund:

Name of Investment Company	Net Assets (as of 6/30/23)	Advisory Fee Rate
BNY Mellon Large Cap Securities Fund, Inc.	$1,755M	0.65%*
BNY Mellon Equity Income Fund	$905M	0.70%

___________________

* BNY Mellon Large Cap Securities Fund, Inc. has agreed to pay an advisory fee at the annual rate of 0.65% of the value of its average daily net assets up to $1.5 billion, 0.625% of the next $500 million of such assets, 0.60% of the next $500 million of such assets and 0.55% of the value of its average daily net assets in excess of $2.5 billion.

The names and principal occupations of the principal executive officers of NIMNA are: Michael Germano, Chief Operating Officer & Head of Newton Investment Management North America; and John Porter, Chief Investment Officer, Head of Equity.

None of the Board members has, or has had, any material interest in, or a material interest in a material transaction or proposed transaction with Newton Investment Management since the beginning of the Fund's most recently completed fiscal year.

Information About the Proposed Modifications to the Fund's Investment Strategy, Process and Approach

The current portfolio manager of the Fund has assumed a new role at BNYM WM and, in the future, will no longer serve as a portfolio manager of the Fund. If the Sub-Advisory Agreement is approved by shareholders, John Bailer, Brian C. Ferguson, Keith Howell, John R. Porter III, Karen Behr and Peter Goslin (collectively, the "New Primary Portfolio Managers") would be appointed as the Fund's primary portfolio managers. The New Primary Portfolio Managers are employees of NIMNA and would manage the Fund's assets in that capacity. Consistent with the appointment of NIMNA as the Fund's sub-adviser and the New Primary Portfolio Managers as the Fund's primary portfolio managers, the Fund's investment strategy, process and approach would be modified to align with those used by NIMNA and the New Primary Portfolio Managers.

As proposed to be modified, the Fund would provide investment exposure to the Equity Income Strategy and the Growth Strategy employed by NIMNA. The Equity Income Strategy focuses on dividend-paying stocks and other investments that provide income and emphasizes those stocks with value characteristics. The Growth Strategy focuses on stocks of companies that are experiencing or are expected to experience rapid earnings or revenue growth. The Fund's portfolio manager who would be responsible for portfolio construction will use a collaborative process, engaging with the portfolio managers who would be responsible for the Equity Income Strategy and the Growth Strategy to select the best opportunities from the companies identified and recommended from the strategies. Although there would be no target or limitation on the amount of Fund assets to be allocated to stocks of companies included in either investment strategy, the Fund typically would invest in stocks selected from both the Equity Income Strategy and the Growth Strategy.

The proposed modifications do not require shareholder approval, but will not be implemented unless Fund shareholders approve the Sub-Advisory Agreement. The Fund's investment objective, which is to seek to provide long-term capital appreciation, will not change in connection with the implementation of the Sub-Advisory Agreement. It is anticipated that approximately 47% of the portfolio securities currently held by the Fund would be sold to implement the proposed modifications to the Fund's investment strategy, process and approach. NIMNA has advised the Board that it will seek to implement the proposed modifications in an orderly manner, taking into account such factors as market conditions, portfolio transaction costs and the potential tax implications to Fund shareholders, consistent with its obligation to achieve best execution of portfolio trades. Based on current assumptions, management estimates that the portfolio transaction costs in connection with implementing the proposed modifications for the Fund are expected to amount to approximately $53,600 to $80,400 (approximately 0.02% of the Fund's net assets (based on the high-end estimate)). The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Based on the above assumption, management currently estimates that, as of June 15, 2023, the Fund would recognize approximately $36 million in realized capital gains (approximately $1.50 per share or 7.8% of the net asset value per share). The amount of the Fund's portfolio securities that may ultimately be sold by the Fund, as well as the related transaction costs and tax impact associated with such sales, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above.

If the Sub-Advisory Agreement is approved by shareholders, the modifications referenced above will take effect on or about October 23, 2023.

Sub-Advisory Agreement with NIMNA

The following discussion is a description of the material terms of the Sub-Advisory Agreement. The form of the Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

The Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Board Members, at an in-person Board meeting held on July 25, 2023 (the "July Meeting"), which was called, among other reasons, for the purpose of approving the Sub-Advisory Agreement. If approved by Fund shareholders, the Sub-Advisory Agreement will become effective on October 23, 2023 and will continue until March 30, 2024, and thereafter is subject to annual approval by the Board, including a majority of the Independent Board Members. BNYM Adviser has agreed to pay NIMNA under the Sub-Advisory Agreement a sub-investment advisory fee at an annual rate of 0.336% of the value of the Fund's average daily net assets.

Pursuant to the Sub-Advisory Agreement, NIMNA, subject to the supervision and approval of BNYM Adviser and the Board, will provide the day-to-day management of the Fund's investments. NIMNA, among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or other entities. NIMNA also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets. In addition, proxies of companies whose shares are held by the Fund will be voted by NIMNA pursuant to proxy voting procedures approved by BNYM Adviser. In accordance with the Sub-Advisory Agreement and procedures adopted by the Board, NIMNA may effect Fund portfolio transactions through a broker affiliated with the Fund, BNYM Adviser, the Fund's principal underwriter or NIMNA, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

The Sub-Advisory Agreement provides that NIMNA shall exercise its best judgment in rendering the services to be provided pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that NIMNA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Company or BNYM Adviser, except by reason of willful misfeasance, bad faith or gross negligence in the performance of NIMNA's duties, or by reason of NIMNA's reckless disregard of its obligations and duties, under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that NIMNA will be compensated by BNYM Adviser from the management fee that BNYM Adviser receives from the Fund. There will be no increase in the management fee paid by the Fund to BNYM Adviser as a consequence of the implementation of the Sub-Advisory Agreement. NIMNA generally will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by BNYM Adviser) will be borne by the Fund.

The Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members. The Sub-Advisory Agreement is terminable without penalty by: (i) BNYM Adviser on not more than 60 days' notice to NIMNA; (ii) the Board or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on not more than 60 days' notice to NIMNA; or (iii) NIMNA on not less than 90 days' notice to the Fund and BNYM Adviser. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act or the Investment Advisers Act of 1940, as amended. In addition, the Sub-Advisory Agreement provides that it will terminate if the Management Agreement terminates for any reason.

Considerations of the Board

At the July Meeting, BNYM Adviser recommended the appointment of NIMNA to serve as the Fund's sub-investment adviser. The recommendation of NIMNA was based on, among other information, BNYM Adviser's review and materials relating to NIMNA and its investment advisory services. In the opinion of BNYM Adviser, the appointment of NIMNA to serve as the Fund's sub-adviser would be in the best interests of the Fund's shareholders.

At the July Meeting, the Board, including a majority of the Independent Board Members, considered and approved the Sub-Advisory Agreement. In determining whether to approve the Sub-Advisory Agreement, the Board considered the materials prepared by BNYM Adviser and NIMNA and other information received in advance of the July Meeting, which included: (i) a copy of a form of the Sub-Advisory Agreement between BNYM Adviser and NIMNA; (ii) information regarding the process by which BNYM Adviser selected and recommended NIMNA for Board approval; (iii) information regarding the nature, extent and quality of the services NIMNA would provide to the Fund; (iv) information regarding NIMNA's reputation, investment management business, personnel, and operations; (v) information regarding NIMNA's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by NIMNA; (vii) fee information for other investment products managed by NIMNA with investment mandates similar to the Fund's proposed investment mandate; (viii) information regarding NIMNA's historical performance returns managing investment mandates similar to the Fund's proposed investment mandate, with such performance compared to relevant unmanaged indices; and (ix) information regarding NIMNA's compliance program. The Board also considered the substance of discussions with representatives of BNYM Adviser and NIMNA at the July Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and NIMNA in connection with their consideration of approval of the Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved for the Fund the Sub-Advisory Agreement, subject to shareholder approval. It is currently anticipated that the Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the first quarter of 2024.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by NIMNA to the Fund under the Sub-Advisory Agreement, the Board considered (i) NIMNA's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) NIMNA's expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) NIMNA's proposed investment strategy for the Fund; and (iv) NIMNA's compliance program. The Board specifically took into account NIMNA's investment strategy, process and approach and research resources and capabilities. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement. The Board also considered the review process undertaken by BNYM Adviser, and BNYM Adviser's favorable assessment of the nature, extent and quality of the sub-investment advisory services expected to be provided to the Fund by NIMNA. The Board concluded that the Fund will benefit from the quality and experience of NIMNA's investment professionals, including the New Primary Portfolio Managers. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIMNA were adequate and appropriate in light of NIMNA's experience in managing equity assets pursuant to the Equity Income Strategy and the Growth Strategy, NIMNA's portfolio management and research resources to be applied in managing the Fund's portfolio, and BNYM Adviser's recommendation to engage NIMNA, and supported a decision to approve the Sub-Advisory Agreement.

Investment Performance of NIMNA. Because NIMNA would be a new sub-investment adviser for the Fund, the Board could not consider NIMNA's investment performance in managing the Fund as a factor in evaluating the Sub-Advisory Agreement during the July Meeting. However, the Board did review NIMNA's historical performance record in managing other portfolios that use an investment strategy, process and approach that are comparable to those proposed for the Fund. The Board also discussed with representatives of BNYM Adviser and NIMNA the investment strategies proposed to be employed by NIMNA in managing the Fund's assets. The Board noted NIMNA's reputation and experience, each portfolio manager's experience in selecting securities for the Equity Income Strategy and the Growth Strategy, respectively, and BNYM Adviser's experience and reputation in selecting, evaluating, and overseeing investment managers. Based on these factors, the Board supported a decision to approve the Sub-Advisory Agreement.

Costs of Services to be Provided. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, and not the Fund, and, thus, would not impact the fees paid by the Fund. The Board considered the proposed fee payable to NIMNA under the Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the Fund and the respective services provided by NIMNA and BNYM Adviser. The Board concluded that the proposed fee payable to NIMNA as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized. The Board recognized that, because NIMNA's fee would be paid by BNYM Adviser, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board's consideration of the Management Agreement. Accordingly, considerations of profitability and economies of scale with respect to NIMNA were not relevant to the Board's determination to approve the Sub-Advisory Agreement.

Other Benefits to NIMNA. The Board also considered whether there were any ancillary benefits that may accrue to NIMNA as a result of NIMNA's relationship with the Fund. The Board concluded that NIMNA may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that NIMNA was required to select brokers who met the Fund's requirements for seeking best execution, and that BNYM Adviser will monitor and evaluate NIMNA's trade execution with respect to Fund brokerage transactions on a quarterly basis and provide reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to NIMNA by virtue of its relationship with the Fund were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved, and recommends that shareholders of the Fund approve, the Sub-Advisory Agreement for the Fund.

Vote Required and the Board's Recommendation

The approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE Sub-Advisory Agreement

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PROPOSAL 2

APPROVAL OF THE IMPLEMENTATION OF A
"MANAGER OF MANAGERS" ARRANGEMENT

Introduction

Currently, hiring or replacing a sub-investment adviser requires, in each instance, shareholder approval of the sub-investment advisory agreement, pursuant to Section 15(a) of the 1940 Act. Because of the expense and delays associated with obtaining shareholder approval of sub-investment advisers and related sub-investment advisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder. BNYM Adviser has obtained such an exemptive order and related no-action relief (together, the "SEC Relief") from the SEC, upon which the Fund may rely, which allows BNYM Adviser, subject to certain conditions, to enter into and materially amend sub-investment advisory agreements with affiliated and unaffiliated sub-investment advisers, without obtaining shareholder approval. BNYM Adviser has ultimate responsibility (subject to oversight by the Board) to supervise sub-investment advisers and recommend to the Board the hiring, termination and replacement of sub-investment advisers. The SEC Relief also relieves the Fund from disclosing the sub-investment advisory fee paid by BNYM Adviser to a sub-investment adviser in documents filed with the SEC and provided to shareholders. Before the Fund may rely on the SEC Relief, the proposed "manager of managers" arrangement must be approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, because BNYM Adviser obtained the SEC Relief after the Fund commenced operations.

If the manager of managers arrangement is approved by Fund shareholders, BNYM Adviser will continue to provide investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies and, subject to review and approval of the Board, will (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend any sub-investment advisers to manage all or a part of the Fund's assets; and (iii) implement procedures reasonably designed to ensure that the sub-investment advisers comply with the Fund's investment objective, policies and restrictions. Additionally, subject to review by the Board, BNYM Adviser will (a) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the Fund's sub-investment advisers. The Fund has no current intention of proposing additional sub-investment advisers, but is seeking the flexibility to do so in the future, without the need to obtain shareholder approval.

Under the proposed "manager of managers" arrangement, the Board would oversee the selection of any sub-investment advisers and evaluate and approve all sub-investment advisory agreements as well as any amendments to an existing sub-investment advisory agreement. In reviewing new sub-investment advisory agreements or amendments to existing sub-investment advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-investment advisory fees, the nature, extent and quality of services to be provided by the sub-investment adviser and the investment performance of the assets managed by the sub-investment adviser in the particular style for which a sub-investment adviser is sought. BNYM Adviser would bear the cost of the sub-investment advisory fees payable to any such sub-investment adviser.

Furthermore, operation of the Fund under the proposed "manager of managers" arrangement would not: (1) permit the management fee paid by the Fund to BNYM Adviser to be increased without shareholder approval; or (2) diminish BNYM Adviser's responsibilities to the Fund, including BNYM Adviser's overall responsibility for the portfolio management services furnished by a sub-investment adviser.

Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-investment advisory agreement. In particular, shareholders would receive the same information about a new sub-investment advisory agreement and a new sub-investment adviser that they would receive in a proxy statement related to their approval of a new sub-investment advisory agreement in the absence of a "manager of managers" arrangement, except as modified to permit aggregated fee disclosure with respect to certain sub-investment advisers.

If Proposal 2 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for BNYM Adviser to enter into or materially amend a sub-investment advisory agreement with respect to the Fund.

Vote Required and the Board's Recommendation

The approval of the "manager of managers" arrangement requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE "MANAGER OF MANAGERS" ARRANGEMENT

*********************

VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting

A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast one-third of the votes at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal for the Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund with respect to such proposal. In determining whether to adjourn the Meeting with respect to a proposal for the Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect to the proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of a proposal. However, because the proposals are considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against a proposal.

If you hold shares of the Fund through a broker-dealer (that is not a member of the New York Stock Exchange) or other intermediary that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

With respect to BNYM Adviser-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. BNY Mellon will solicit instructions from such IRA shareholders. To be effective, voting instructions must be received prior to the close of business on October 9, 2023. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Adviser-sponsored IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Adviser-sponsored IRA shareholders. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.

Methods of Solicitation and Expenses

The cost of preparing, printing and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation, which is estimated to total approximately $105,000, will be borne by BNYM Adviser and not the Fund. These costs will be borne by BNYM Adviser whether or not the Sub-Advisory Agreement and the manager of managers arrangement are approved. Solicitation may be made by officers or employees of BNYM Adviser or by dealers and their representatives. In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

* * *

ADDITIONAL INFORMATION

Information about the Fund's Distributor, Custodian and Transfer and Dividend Disbursing Agent

BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement. BNYMSC receives no compensation for its services under the distribution agreement.

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the assets of the Fund pursuant to a custody agreement. For the Fund's most recent fiscal year end, BNY Mellon charged the Fund $21,349 pursuant to the custody agreement.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's transfer and dividend disbursing agent. For the Fund's most recent fiscal year end, the Fund was charged $22,121 for transfer agency services.

Payments to Affiliated Brokers

During the Fund's most recent fiscal year, the Fund did not pay any commissions to affiliated brokers.

Certain Beneficial Ownership

As of July 24, 2023, the Fund had 936,622.542 Class A shares, 23,611.494 Class C shares, 3,709,260.610 Class I shares and 18,743,841.892 Class Y shares issued and outstanding. Set forth below is information as to those shareholders known by the Company to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of July 24, 2023.

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

	National Financial Services LLC For Exclusive Benefit of Our Customers	82,002.26	8.76%

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

	Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995
Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	73,431.28	7.84%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	63,763.79	6.81%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	62,622.41	6.69%
Class C	The Bank of New York Mellon Cust Rollover IRA FBO Joyce Lipsky Santana Washington Township, NJ	7,248.82	30.70%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,940.03	20.92%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	4,655.07	19.76%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,773.36	7.51%
	The Bank of New York Mellon Cust Rollover IRA FBO Robert J. Sacca Accord, NY	1,504.39	6.37%
Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	487,082.23	13.13%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	424,475.28	11.44%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	374,847.01	10.11%
Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	18,741,552.22	99.99%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of July 24, 2023, no Board members or officers of the Company, as a group, owned less than 1% of the Fund's outstanding voting shares.

* * *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Company does not hold annual meetings of shareholders. Any shareholder proposal for inclusion in a proxy statement for the Company's next shareholder meeting subsequent to this Meeting, if any, must be received by the Company's Secretary at the offices of the Company, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Company begins to print and mail the proxy materials for such meeting. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain circumstances, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. The fact that the Company receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Company's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: August 23, 2023

EXHIBIT A

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

BNY MELLON INVESTMENT ADVISER, INC.
240 Greenwich Street
New York, New York 10286

[_________], 2023

Newton Investment Management North America, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

Ladies and Gentlemen:

BNY Mellon Investment Funds V, Inc. (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund employs BNY Mellon Investment Adviser, Inc. (the "Adviser") to act as the Series' investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser is authorized by the Fund's Board to, and desires to, retain you to act as the Series' sub-investment adviser as of the date set forth above (the "Effective Date") with respect to that portion of the Series' assets which may be assigned to you from time to time (the "sub-advised assets"). You hereby agree to accept such retention, to render the services and to assume the obligations set forth herein with respect to the sub-advised assets for the compensation provided herein.

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this sub-investment advisory agreement (the "Agreement"). The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets. Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will provide such investment management subject to and in accordance with (i) each Series' investment objective(s), policies and limitations as stated in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, or in any supplements thereto, and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Fund's Board with respect to the Series as from time to time in effect and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Fund's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Series, the Fund or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update, modification or amendment. With respect to the foregoing, the Adviser will seek to provide you with prior notice of any update, modification or amendment of such documents or other procedures or policies of the Series, the Fund or the Adviser that is reasonably sufficient to provide you with the time necessary to make any changes to each Series' portfolio that are required to comply with such procedures or policies in an orderly manner. In connection with your duties hereunder, you (a) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may cause the Series to purchase and sell portfolio securities from and to brokers and dealers who provide the Series, the Adviser's other clients, or your other clients with research, analysis, advice and similar services. You may cause the Series to pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to your good faith determination that such commission or spread is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund, the Series and your other clients and that the total commissions or spreads paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Fund's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Series' principal underwriter or any other sub-investment adviser to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or any person affiliated with you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act, and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Series or the Series' principal underwriter to which investment or trading restrictions apply, and will specifically identify in writing (x) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (y) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the relevant Series' Prospectus and Statement of Additional Information, and you shall assume responsibility for the voting of such proxies pursuant to proxy voting procedures approved by the Adviser. You are authorized and agree to act on behalf of the Series with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the sub-advised assets. The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and any supplements thereto. You will be provided the opportunity to review and approve any description of you and your investment process set forth in each Series' Prospectus, Statement of Additional Information and any supplements thereto. The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to a Series' investment objective, policies, strategies or restrictions and you will have a reasonable period of time to implement such changes with respect to the sub-advised assets.

You will furnish to the Adviser or the Fund such information, with respect to the investments which a Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting the investments which a Series holds or, at a time relevant to such proceedings, class actions or settlements, has held in the sub-advised assets. Upon reasonable request, you will make available your officers and employees, including the portfolio managers named in the Series' Prospectus and/or Statement of Additional Information, to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act. You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the relevant Series' Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Fund's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Fund's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations. Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, one or more Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month a fee at the annual rate set forth on Schedule 1 hereto. If the Adviser waives all or a portion of the management fee it is entitled to receive from a Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree. The fee for the period from the Effective Date to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of calculating the fee payable to you, the value of the Series' net sub-advised assets shall be computed in the manner specified in the relevant Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets. Net asset value shall be computed on such days and at such time or times as described in the relevant Series' then-current Prospectus and Statement of Additional Information.

You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser or its Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Valuation Committee and the Fund's pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you. The expenses to be borne by the Series include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Management Agreement. The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule
12d3-1 under the Investment Company Act, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets of the Series.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, a Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. In no event will you have any responsibility for any other series of the Fund, for any portion of a Series' assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund or the Series. In particular, in the event that you manage only a segment of a Series' assets, you shall have no responsibility for the Series being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole, or for the Series failing to qualify as a regulated investment company under the Internal Revenue Code, if the securities and other holdings of the segment of the Series' assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series'

outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement"). The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

Unless indicated on Schedule 1 hereto, the Adviser, on behalf of the Series, has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the Series' sub-advised assets in a manner that would cause the Adviser, on behalf of the Series, to not qualify for the CPO Exclusion until otherwise indicated for the Series on such Schedule. If the Series is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Series is a "qualified eligible person" under the rule, consents to the Series being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below. In addition, the Adviser represents to you that it is registered as a Commodity Pool Operator and is a member of the National Futures Association in such capacity, to the extent required by the nature of its activities, and you represent to the Adviser that you are registered as a Commodity Trading Advisor and are a member of the National Futures Association in such capacity or are exempt from such membership.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE

ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

BNY MELLON INVESTMENT ADVISER, INC.

By: ___________________________
Name: James Bitetto
Title: Secretary

(a)

Accepted:

NEWTON INVESTMENT MANAGEMENT North America, LLC

By: _____________________________
Name: Michael Germano
Title: Chief Executive Officer

SCHEDULE 1

Name of Series	Annual Fee as a Percentage of Average Daily Net Sub-Advised Assets	Reapproval Date	Reapproval Day

BNY Mellon Large Cap Equity Fund	0.336%	March 30, 2024	March 30th

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be Held on October 12, 2023:

The Letter to Shareholders, Notice of Special Meeting of Shareholders and Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

BNY MELLON LARGE CAP EQUITY FUND

(A Series of BNY Mellon Investment Funds V, Inc.)

The undersigned shareholder of BNY Mellon Large Cap Equity Fund (the "Fund"), a series of BNY Mellon Investment Funds V, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 23, 2023, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 11:30 a.m., Eastern time, on Thursday, October 12, 2023, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by completing the on-line registration form available at https://www.viewproxy.com/bnymellon/broadridgevsm. Please include your full name, your control number found on this enclosed proxy card and your email address. The meeting will begin promptly at 11:30 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website. If you have any questions before you vote, please call BNY Mellon Investment Adviser, Inc. at 1-800-373-9387.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote over the Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or over the Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

You may also vote at the meeting. Any shareholder who registers and attends the meeting virtually may vote before or during the meeting by going to and following the instructions available at www.proxyvote.com.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

---------------------------------------------------------------------------------------------------------------------

The Company's Board of Directors recommends you vote FOR the following proposals.

BNY Mellon LARGE CAP EQUITY Fund

1.	To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Newton Investment Management North America, LLC.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve the implementation of a "manager of managers" arrangement whereby BNY Mellon Investment Adviser, Inc., subject to certain conditions, would be able to hire and replace sub-investment advisers to the Fund without obtaining shareholder approval.
FOR	AGAINST	ABSTAIN
☐	☐	☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

___________________________________ Signature (Please Sign Within Box)	_________ Date	____________________ Signature (Joint Owners)	_________ Date